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                                                                    EXHIBIT 99.1

                        GENERAL INSTRUMENT CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 5, 2000

     The undersigned hereby appoints Edward D. Breen and Robert A. Scott and each or either of them his attorneys and agents with full power of substitution to vote as Proxy for the undersigned as herein stated at the Special Meeting of the Stockholders of General Instrument Corporation (the "Company") to be held at the Wyndham Franklin Plaza Hotel, 17th and Race Street, Philadelphia, Pennsylvania on January 5, 2000 at 10:00 a.m., local time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposal set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated November 29, 1999. IF THIS PROXY IS RETURNED WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

              (IMPORTANT--TO BE SIGNED AND DATED ON REVERSE SIDE)
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                                                                See Reverse Side
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The Board of Directors recommends that stockholders vote FOR the Proposal.
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                                                                  FOR       AGAINST      ABSTAIN
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

1.  Proposal:  to approve and adopt the merger and merger         [_]         [_]          [_]
    agreement
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2.  In accordance with their discretion the Proxies are
    authorized to vote on any matters that may properly come
    before the Special Meeting or any adjournment or
    postponement thereof.
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                                                                PLEASE MARK, SIGN, DATE
                                                                AND RETURN THIS
                                                                PROXY CARD PROMPTLY
                                                                USING THE ENCLOSED
                                                                ENVELOPE.

                                                                Please sign as your name appears.
                                                                If acting as attorney, executor,
                                                                administrator, trustee guardian,
                                                                etc., you should so indicate when
                                                                signing.  If a corporation,
                                                                please sign the full corporation
                                                                name by President or other duly
                                                                authorized officer. If a
                                                                partnership, please sign in full
                                                                partnership name by authorized
                                                                person.  If shares are held
                                                                jointly, both parties must sign
                                                                and date.
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Signature(s): ____________________________________________  Dated: ____________